GATX Corporation March 2006 NYSE: GMT

NYSE: GMT Forward-Looking Statements Certain statements may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," or "project" and similar expressions. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties include, but are not limited to general economic conditions; lease rates, utilization levels and operating costs in GATX's primary asset segments; conditions in the capital markets; changes in GATX's or GATX Financial Corporation's credit ratings; dynamics affecting companies within the markets served by GATX; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX's primary markets including lease pricing and asset availability; changes in loss provision levels within GATX's portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the outcome of pending or threatened litigation and general market conditions in the rail, air, marine and other large-ticket industries. Other factors and unanticipated events could adversely affect our business operations and financial performance. We discuss certain of these matters more fully, as well as certain risk factors that may affect our business operations, financial condition and results of operations, in our filings with the SEC, including our Annual Report on Form 10-K. These risks, uncertainties and other factors should be carefully considered in evaluating the forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, air, marine and other targeted assets. GATX also: Provides an attractive risk-adjusted return to shareholders Is an excellent operator focused on providing quality services to customers Provides clear direction and challenging opportunities to employees pg. 2

GATX Corporate History Founded in 1898 as a railcar lessor Listed on NYSE in 1916 Initiated quarterly dividends in 1919; paid without interruption since Added (and divested) diversified industrial, financial and leasing businesses through the years Railcar leasing remains the most valuable franchise business pg. 3

GATX Strengths: Keys to Success Foundation of GATX is the leasing of long- lived, widely-used assets Railcars -- Marine Vessels Locomotives -- Industrial Equipment Aircraft Assets in which we possess a unique understanding of what drives value Assets that we provide valuable services in connection with pg. 4

Profile Rail Air Specialty Corporate/Other Asset Mix 0.6 0.27 0.07 0.06 Operating Lease Assets Finance Leases Loans Joint Ventures Other Asset Structure 0.73 0.05 0.01 0.1 0.11 Asset Mix Asset Structure Loans 1% Finance Leases 5% $6.5 billion NBV (on and off balance sheet) as of 12/31/05 pg. 5

GATX Rail One of the largest railcar and locomotive lessors in North America A leading North American tank car lessor Own, manage or have interest in 159,000 railcars worldwide Expanding international presence with over 40,000 cars Leading service provider to shippers in chemical, petroleum, and food industries Service-intensive business Repair, maintenance, tracking, training, engineering support pg. 6 pg. 6

GATX Rail Fleet Tank Cars Covered Hoppers Boxcars & Gondolas Other GATX Rail Worldwide Owned Fleet 79966 29367 7630 10691 GATX Union Tank Car GE Railcar Trinity Other Tank Car Lease Market 0.31 0.35 0.16 0.07 0.11 Boxcars & Gondolas 6% GATX Rail Worldwide Owned Fleet 128,000 railcars as of 12/31/05 Umler Estimate as of 12/31/05 GATX Rail Fleet North American Tank Car Lease Market Approximately 60 different types of tank cars pg. 7

1998 1999 2000 2001 2002 2003 2004 2005 GATX Fleet Utilization 0.95 0.94 0.92 0.9 0.9 0.93 0.98 0.98 North American Rail Market 1998 1999 2000 2001 2002 2003 2004 2005 Q1 63453 55680 30825 19991 6443 24055 42242 59416 Q2 63120 43456 28176 14452 9281 33383 51446 60544 Q3 69858 36811 26218 11888 14491 31858 61052 60986 Q4 66390 33142 22648 8089 18402 33967 58677 69408 Source: Association of American Railroads (AAR) - combined US and Canada originated carloads, excluding intermodal and Railway Supply Institute (RSI) GATX Fleet Utilization Railcar Manufacturing Backlog Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 pg. 8 Q1 Q2 Q3 Q4 Source: GATX Rail (North American Owned Fleet)

GATX Rail Key Initiatives Grow core railcar and locomotive fleets Optimize car acquisition costs Effectively manage through industry cycles Enhance European business performance pg. 9 Maximize value of our existing fleet, our infrastructure, our long-term customer relationships and our market position

GATX Air Lease to commercial airlines worldwide Owned portfolio focused on narrowbody aircraft with weighted average age of 5 years 100% utilization Geographically diverse customer base Extensive aircraft management expertise and experience pg. 10

GATX Owned Aircraft A320 Family B737 Family B757 Regionals NBV of Owned Aircraft 58 34 7 1 NBV of Owned Aircraft pg. 11 Europe South America North America Asia Middle East Africa East 0.46 0.15 0.08 0.15 0.13 0.03 NBV of Aircraft on Lease Aircraft Investment by Aircraft Type Aircraft by Region as of 12/31/05

GATX's Aircraft Investments vs. Aircraft Stored Worldwide as of 12/31/05 Source: Airclaims CASE Database & GATX Units in Storage Worldwide GATX NBV ($millions) Aircraft Boeing 727 Boeing 767 Dash-8 Boeing 737 (JT8D) Boeing 747 BAE 146 Fokker 100 Airbus A300 Airbus A310 Embraer ERJ-145 MD-80 Airbus A319 Boeing 717 Airbus A321 Boeing 737 (CFMI) Boeing 757 Boeing 737 (NG) Airbus A320 Units in Storage Worldwide 373 75 59 254 133 50 67 42 23 17 152 27 0 4 100 47 20 18 GATX NBV (w/Pembroke) 0 0 0 0 0 0 0 3.03 0 10.47 3.247 40.825 0 130.682 86.11 119.435 525.334 870.348 pg. 12

GATX Air Key Initiatives Reduce volatility Maintain high fleet utilization Drive lease rates higher where possible Sell $450 million of older air assets Improve returns Expand aircraft management platform and partnered assets partnered assets partnered assets partnered assets partnered assets partnered assets partnered assets partnered assets pg. 13 Increase the number of aircraft we manage for others while optimizing our existing fleet to take advantage of the market recovery and improve returns

Marine Rail Aircraft Power Other Specialty Managed Portfolio 0.04 0.28 0.3 0.37 0.01 GATX Specialty Marine Rail Aircraft Mining, Construction & Energy Equipment Production Equipment Other Specialty Owned Portfolio 0.42 0.06 0.05 0.13 0.03 0.31 Production Equipment 3% Mining, Construction & Energy Equipment 13% Aircraft 5% NBV = $439 mm as of 12/31/05 Other 1% Marine 5% NBV = $556 mm as of 12/31/05 Owned Portfolio Managed Portfolio Major source of remarketing gains and secondary market activity pg. 14

Specialty Key Initiatives Shipping and Marine Investments in new builds at attractive prices Opportunistic investments or financings of marine-related assets Investment in select asset classes Critical use industrial equipment leases Leverage GATX knowledge and expertise pg. 15 Disciplined investment to grow portfolio of shipping and select industrial equipment assets

Financial Highlights Solid cash flow generation Disciplined pursuit of select investment opportunities Maintain conservative balance sheet pg. 16

Financial Highlights 2001 2002 2003 2004 2005 Rail 370 118 250 490 403 Air 577 572 228 225 17 Specialty 402 327 133 23 93 2001 2002 2003 2004 2005 Cash from Continuing Operations 99 209 267 302 285 Portfolio Proceeds 727 689 541 356 250 pg. 17 Portfolio Investments and Capital Expenditures Cash from Continuing Operations and Portfolio Proceeds $ Millions $ Millions $1,360 $1,018 $629 $760 $521

2000 2001 2002 2003 2004 2005 Adjusted Recourse Debt/Equity + Loss Reserves 5.3 4.3 5 4.4 3.5 3.6 Financial Highlights 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 1/1/2006 GATX Credit Spreads 165 210 205 200 215 220 230 268 270 273 290 300 280 325 315 309 320 597 853 853 600 631 568 469 422 448 489 507 573 636 700 775 663 543 747 833 658 535 556 458 415 364 312 289 207 200 195 195 185 175 195 205 200 180 175 165 145 120 120 110 90 110 115 110 100 100 100 105 Recourse Leverage* GATX Credit Spreads 5-year Credit Spreads (bps) * Adjusted Recourse Debt/Equity + Loss Reserves pg. 18

Capitalizing on Strengths Grow the Rail franchise GATX's most valuable franchise Strong market identity Excellent long-term customer relationships Improve return in Air by managing aircraft Grow Specialty through disciplined investment in targeted assets Positioned for more stable growth pg. 19

Appendix

Non-GAAP Disclosure Reconciliation Reconciliation Reconciliation pg. 21